UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2006

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,		10017
New York, NY
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

     The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to 10.0% Reverse Exchangeable Notes due May 24, 2007 Linked to the Least Performing Common Stock in the Dow Jones Industrial AverageSM (not including the common stock of JPMorgan Chase & Co.)
8.2	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 27, 2007 Linked to the Common Stock of a Single Reference Stock Issuer
8.3	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 31, 2007 Linked to the Common Stock of a Single Reference Stock Issuer
8.4	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Performance of the Russell 2000® Index Relative to the Performance of the S&P 500® Index due January 25, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan

	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: November 22, 2006

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Davis Polk & Wardwell relating to 10.0% Reverse Exchangeable Notes due May 24, 2007 Linked to the Least Performing Common Stock in the Dow Jones Industrial AverageSM (not including the common stock of JPMorgan Chase & Co.)
8.2	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 27, 2007 Linked to the Common Stock of a Single Reference Stock Issuer
8.3	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 31, 2007 Linked to the Common Stock of a Single Reference Stock Issuer
8.4	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the Performance of the Russell 2000® Index Relative to the Performance of the S&P 500® Index due January 25, 2008